UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2024
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 22, 2024, Panbela Therapeutics, Inc. (the “Company”) received a notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as of effective date of the previously reported 1-for-20 reverse stock split on January 18, 2024, the Company was no longer in compliance with Nasdaq Listing Rule 5550(a)(4) (the “Minimum Float Requirement”), which requires a minimum of 500,000 publicly held shares.  The Staff informed the Company that this matter serves as an additional basis for delisting the Company’s common stock and that the Nasdaq Hearings Panel will consider this matter in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market.

As previously reported, the Company has requested and has been granted a hearing to present its plan to regain compliance with the bid price of $1.00 per share requirement as outlined in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) and the minimum stockholders’ equity requirement as required by Nasdaq Listing Rule 5550(b) (the “Minimum Stockholders’ Equity Requirement”). Any delisting of the Company’s common stock has been stayed pending the conclusion of the hearing process. Consequently, the Company’s common stock is expected to remain listed on the Nasdaq Capital Market at least until the panel renders a decision following the hearing. There can be no assurance that the panel will grant the Company’s appeal for continued listing. If the Company is unable to regain compliance with the Minimum Bid Price Requirement, the Minimum Stockholders’ Equity Requirement, or the Minimum Float Requirement, then it is likely that its common stock will be delisted from the Nasdaq Capital Market.

The Company intends to continue to take all reasonable measures available to regain compliance under the Nasdaq Listing Rules and continues to evaluate various alternative courses of action to regain compliance with the Rules. However, there can be no assurance that the Company will be able to maintain compliance with the Nasdaq Capital Market’s continued listing requirements or regain compliance with the Rules.

Item 7.01         Regulation FD Disclosure.

The Company has exceeded 50% enrollment for its ASPIRE global clinical trial in the first-line treatment of metastatic pancreatic cancer. ASPIRE is a global randomized, double-blind placebo-controlled clinical trial to evaluate ivospemin in combination with gemcitabine and nab-Paclitaxel in patients with metastatic pancreatic ductal adenocarcinoma.

The Company projects that full enrollment will be completed by the first quarter of 2025 and that interim data analysis based on overall survival should be available by the middle of 2024.

In the global ASPIRE trial, there are approximately 90 sites up and running throughout the United States, Europe, Australia, and South Korea. The Company is committed to delivering a more effective treatment for pancreatic cancer, a deadly disease with few treatment options.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements,” including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “can,” “continue,” “design,” “expect,” “focus,” “intend,” “may,” “plan,” “positioned,” “potential,” “projects,” “scheduled,” “should,” “will,” and “would.” All statements other than statements of historical fact are statements that should be deemed forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely form the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional funding to execute our business and clinical development plans; (ii) the progress and success of our clinical development program; (iii) the impact of the COVID-19 pandemic on our ability to conduct our clinical trials; (iv) our ability to demonstrate the safety and effectiveness of our product candidates: ivospemin (SBP-101) and eflornithine (CPP-1X); (v) our reliance on a third party for the execution of the registration trial for our product candidate Flynpovi; (vi) our ability to obtain regulatory approvals for our product candidates, SBP-101 and CPP-1X, in the United States, the European Union or other international markets; (vii) the market acceptance and level of future sales of our product candidates, SBP-101 and CPP-1X; (viii) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, SBP-101 and CPP-1X; (ix) the rate of progress in establishing reimbursement arrangements with third-party payors; (x) the effect of competing technological and market developments; (xi) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; (xii) our ability to maintain the listing of our common stock on a national securities exchange; (xiii) our ability to obtain any required stockholder approvals of share issuances and (xiv) such other factors as discussed in Part I, Item 1A under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Any forward-looking statement made by us in this Form 8-K is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: January 24, 2024	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer